Exhibit 99.4

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 08/31/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bodoh
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      9/17/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone

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


Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                     4-Weeks Ended
                                                                       08/31/2002
                                                              ---------------------
Cash Summary (3) (4)

Beginning Cash Balance                                                $ 39,853,429

+ Total Receipts                                                      $ 71,818,974
- Total Disbursements                                                   62,539,641
                                                              ---------------------
                   Net Cash Activity                                   $ 9,279,333

Cash Balance before Debt                                              $ 49,132,762
Net Fleet Activity                                                               -
                                                              ---------------------
                 Ending Cash Balance                                  $ 49,132,762

Fleet Retail Finance Debt Activity Summary (4)
Beginning Revolver Balance                                                     $ -
+/- Total Facility Activity (5)                                                  -
                                                              ---------------------
             Ending Revolver Balance                                           $ -





Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of August 4, 2002 through August 31, 2002(end of fiscal August) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

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Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                   August Cash Activity
                                               08/10/2002        08/17/2002         08/24/2002        08/31/2002          Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                                $ 4,377,584       $ 4,848,112        $ 3,805,154       $ 2,671,469      $ 15,702,319
+ Credit/Debit Card Receipts                     7,503,910         6,014,292          4,359,279         3,222,966        21,100,447
+ AR & 3rd Party Receipts                        4,488,587           965,610          2,140,297           441,314         8,035,808
+ Other Receipts (2)                             2,586,379         2,628,114          2,220,155        19,545,752        26,980,400
                                        --------------------------------------------------------------------------------------------
                      Total Receipts          $ 18,956,460      $ 14,456,128       $ 12,524,885      $ 25,881,501      $ 71,818,974

- AP & Vendor Payments                         $ 5,083,103       $ 2,100,338        $ 2,541,843         $ 739,251      $ 10,464,535
- Non-Merchandise Payments                      14,889,804        12,916,941          8,458,571         6,715,626        42,980,942
- Total Payroll                                  2,099,338         4,125,350          1,260,670         1,608,806         9,094,164
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements          $ 22,072,245      $ 19,142,629       $ 12,261,084       $ 9,063,683      $ 62,539,641

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity                   $ (3,115,785)     $ (4,686,501)         $ 263,801      $ 16,817,818       $ 9,279,333
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                        $ 39,853,429      $ 36,737,644       $ 32,051,143      $ 32,314,944      $ 39,853,429
+/- Net Cash Activity                           (3,115,785)       (4,686,501)           263,801        16,817,818         9,279,333
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt          $ 36,737,644      $ 32,051,143       $ 32,314,944      $ 49,132,762      $ 49,132,762

Fleet Activity
+ Weekly Borrowings                                    $ -               $ -                $ -                                 $ -
- Weekly Paydown                                         -                 -                  -                                   -
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity                   $ -               $ -                $ -               $ -               $ -

                                        --------------------------------------------------------------------------------------------
Cash Balance After Debt                       $ 36,737,644      $ 32,051,143       $ 32,314,944      $ 49,132,762      $ 49,132,762
                                        --------------------------------------------------------------------------------------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)                         $ -               $ -                $ -               $ -               $ -
+/- Net Fleet Activity                                   -                 -                  -                 -                 -
+/- Fleet Fees & Adjustments                             -                 -                  -                 -                 -
+/- Changes in LOCs                                      -                 -                  -                 -                 -
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)                  $ -               $ -                $ -               $ -               $ -


(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)

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Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         4-Weeks Ended
                                                                          08/31/2002
                                                               ----------------------------------
Rollforward


Beginning Balance as of 08/04/02                                     $ 7,936,097

+ Sales on Account                                                     $ 673,448
- Collections/Adjustments                                             (7,160,582)
                                                               ------------------
             Net Change in Receivables                              $ (6,487,134)

Ending Receivables Balance                                           $ 1,448,963


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                              $ 355,602           24.5%
31-60 Days                                                               675,802           46.6%
61-90 Days                                                               103,870            7.2%
Over 90 Days                                                             313,689           21.6%
                                                               ----------------------------------
                                 Total                               $ 1,448,963          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies


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Phar-Mor Inc
Schedule C-Inventory Rollforward(1)

                                    Week Ended        08/10/2002    08/17/2002       08/24/2002      08/31/2002             Total
                                               ----------------------------------------------------------------  -------------------

Beginning Inventory                                        $ -             $ -              $ -             $ -                 $ -

Add:      Purchases                                          -               -                -               -                   -

Less:     Cost of Goods Sold                               $ -             $ -              $ -             $ -                 $ -
          COGS Adj-Vendor Markdwn                            -               -                -               -                   -
          COGS Adj-Dir Charge(add back)                      -               -                -               -                   -
          COGS-Other dist(not incl above)                    -               -                -               -                   -
          Damages                                            -               -                -               -                   -
          Returns to Vendor                                  -               -                -               -                   -
          Actual Shrinkage/Cycle Counts                      -               -                -               -                   -
          Closed Store Inventory (2)                         -               -                -               -                   -
                                               -----------------------------------------------------------------  ------------------
                              Total Deductions             $ -             $ -              $ -             $ -                 $ -

Ending Inventory (3)                                       $ -             $ -              $ -             $ -                 $ -


(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close

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Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                                08/31/2002
                                                   ----------------------------------
Rollforward


Beginning Balance as of 08/04/02 (1)                   $ (10,832,370)

+ New Credit                                             $ 5,923,442
- Checks Cut                                              (9,320,957)
- Wires Issued                                               (54,353)
                                                   ------------------
                Net Change in Payables                  $ (3,451,868)

Ending Payables Balance (2)                            $ (14,284,238)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                                  $ 338,225           -2.4%
31-60 Days                                                (9,686,247)          67.8%
61-90 Days                                                (2,216,979)          15.5%
Over 90 Days                                              (2,719,237)          19.0%
                                                   ----------------------------------
                                 Total                 $ (14,284,238)         100.0%



(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

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Phar-Mor, Inc
Schedule E-Officer and Director Pay

                                08/10/2002        08/17/2002        08/24/2002         08/31/2002             Total
                             -------------------------------------------------------------------------  ------------------

Non-Officer                        $ 1,507,155       $ 4,103,417         $ 230,297        $ 1,368,563         $ 7,209,433
Officers                               592,183            21,933         1,030,373            240,243           1,884,731
                             -------------------------------------------------------------------------  ------------------
Total Payroll                      $ 2,099,338       $ 4,125,350       $ 1,260,670        $ 1,608,806         $ 9,094,164


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Phar-Mor, Inc
Schedule F-Closed Bank Accounts




  Financial Institution              Entity                          Account Name                    Account Number    Date

First Citizens Bank                Phar-Mor, Inc., LLC             Phar-Mor Store 15                     4352317626   08/14/02
Allfirst                           Phar-Mor, Inc., LLC             Phar-Mor Store 20                     4025615600   08/29/02
First Union Bank                   Phar-Mor, Inc., LLC             Phar-Mor Store 21                     5080255419   08/29/02
First Union Bank                   Phar-Mor, Inc., LLC             Phar-Mor Store 28                  2000056884375   08/14/02
First Union Bank                   Phar-Mor of Virginia, Inc.      Phar-Mor Store 30                  2050000165634   08/29/02
First Union Bank                   Phar-Mor of Virginia, Inc.      Phar-Mor Store 31                  2073553731903   08/29/02
First Union Bank                   Phar-Mor of Virginia, Inc.      Phar-Mor Store 40                  2073554016669   08/29/02
First Citizens Bank                Phar-Mor, Inc., LLC             Phar-Mor Store 64                      342119056   08/14/02
PNC Bank                           Phar-Mor, Inc., LLC             Phar-Mor Store 111                    9018004676   08/14/02
First Union Bank                   Phar-Mor of Virginia, Inc.      Phar-Mor Store 117                 2074890531412   08/14/02
First Citizens Bank                Phar-Mor, Inc., LLC             Phar-Mor Store 136                    4352317677   08/29/02
Allfirst                           Phar-Mor, Inc., LLC             Phar-Mor Store 155                    5680545100   08/14/02
First Union Bank                   Phar-Mor, Inc., LLC             Phar-Mor Store 157                    5070016924   08/29/02
PNC Bank                           Phar-Mor, Inc., LLC             Phar-Mor Store 466                      10382428   08/28/02
First Union Bank                   Pharmhouse Corp.                Phar-Mor Store 513                 2000002908085   08/29/02
First Union Bank                   Pharmhouse Corp.                Phar-Mor Store 518                 2000850253924   08/14/02
Waypoint Bank                      Pharmhouse Corp.                Phar-Mor Store 527                     500034065   08/04/02
Bank One                           Phar-Mor of Ohio, Inc.          Phar-Mor Store 607                     626743355   08/15/02
Bank One                           Phar-Mor of Ohio, Inc.          Phar-Mor Store 608                     626743421   08/15/02
PNC Bank                           Phar-Mor, Inc., LLC             Phar-Mor Corp Beer/Wine/Liqour          10698844   08/15/02
PNC Bank                           Phar-Mor, Inc., LLC             Phar-Mor Corp FL Beer/Wine/Liqour       10698852   08/15/02


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